                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

[X] Filed by the Registrant

[_] Filed by a Party other than the Registrant

    Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        First Citizens BancShares, Inc.
               (Name of Registrant as Specified in Its Charter)

                                Not Applicable
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee paid previously with preliminary materials.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid:

   (2) Form, Schedule or Registration Statement No.:

   (3) Filing Party:

   (4) Date Filed:

                              [LOGO] FIRST CITIZENS
                                            BANCSHARES

                             Post Office Box 27131
                      Raleigh, North Carolina 27611-7131

                   ----------------------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   ----------------------------------------


   The Annual Meeting of shareholders of First Citizens BancShares, Inc. will be held in the main office of First-Citizens Bank & Trust Company located at 239 Fayetteville Street Mall, Raleigh, North Carolina, at 1:00 p.m. on Monday, April 22, 2002.

   The purposes of the meeting are:

1. Election of Directors: To elect 22 directors for terms of one year or until their respective successors are duly elected and qualified;

2. Ratification of Appointment of Independent Accountants: To consider a proposal to ratify the appointment of KPMG LLP as our independent accountants for 2002; and

3. Other Business: To transact any other business properly presented for action at the Annual Meeting.

   You are invited to attend the Annual Meeting in person. However, even if you plan to attend, we ask that you complete, sign and date the enclosed appointment of proxy and return it to us as soon as you can in the enclosed envelope. Doing that will help us ensure that your shares are represented and that a quorum is present at the Annual Meeting. Even if you sign an appointment of proxy, you may still revoke it later or attend the Annual Meeting and vote in person.

                                            By Order of the Board of Directors

                                             /s/ Alexander G. MacFadyen, Jr.
                                            Alexander G. MacFadyen, Jr.
                                            Secretary

March 18, 2002

                              [LOGO] FIRST CITIZENS
                                     BANCSHARES

                             Post Office Box 27131
                      Raleigh, North Carolina 27611-7131

                           -------------------------

                                PROXY STATEMENT

                           -------------------------

                        ANNUAL MEETING OF SHAREHOLDERS

General

   This Proxy Statement is being furnished to our shareholders in connection with our solicitation of appointments of proxy in the enclosed form for use at the Annual Meeting of our shareholders (the "Annual Meeting") and at any adjournments of the meeting. The Annual Meeting will be held at the main office of our subsidiary, First-Citizens Bank & Trust Company, located at 239 Fayetteville Street Mall, Raleigh, North Carolina, at 1:00 p.m. on Monday, April 22, 2002. This Proxy Statement is being mailed to our shareholders on or about March 18, 2002.

   In this Proxy Statement, the term "you" or similar terms refer to the shareholder receiving it. The terms "we," "us," "our" and similar terms refer to First Citizens BancShares, Inc. Our banking subsidiary, First-Citizens Bank & Trust Company, is referred to as the "Bank."

Solicitation and Voting of Proxies

   A form of "appointment of proxy" is included with this Proxy Statement that names George H. Broadrick, Lewis R. Holding, Frank B. Holding, James B. Hyler, Jr., Frank B. Holding, Jr., Lewis T. Nunnelee II, and David L. Ward, Jr. (the "Proxies") to act as proxies and vote your shares at the Annual Meeting. We ask that you sign and date an appointment of proxy and return it to us in the enclosed envelope.

   If you correctly execute an appointment of proxy and return it to us before the Annual Meeting, then shares of our common stock that you hold of record will be voted by the Proxies according to your instructions. If you sign and return an appointment of proxy but do not give any voting instructions, then your shares will be voted by the Proxies "FOR" the election of each of the 22 nominees for director named in Proposal 1 below and "FOR" Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unable or unwilling to serve as a director for any reason, the Proxies will have the discretion to vote for a substitute nominee named by our Board of Directors. We are not aware of any other business that will be brought before the Annual Meeting but, if any other matter is properly presented for action by shareholders, the Proxies will be authorized to vote your shares according to their best judgment.

   We will pay all costs of soliciting appointments of proxy for the Annual Meeting, including costs of preparing and mailing this Proxy Statement. In addition to solicitation by mail, our and the Bank's directors, officers and employees may solicit appointments of proxy, personally or by telephone, without additional compensation.

Revocation of Appointment of Proxy

   If you execute an appointment of proxy, you can revoke it at any time before the voting takes place at the Annual Meeting by filing with our Secretary either a written instrument revoking it or an executed appointment of proxy dated as of a later date, or by attending the Annual Meeting and announcing your intention to vote in person.

Record Date

   Our Board of Directors has set the close of business on March 7, 2002, as the record date (the "Record Date") for determining which shareholders are entitled to notice of and to vote at the Annual Meeting. You must have been a record holder of our common stock on the Record Date in order to be eligible to vote at the Annual Meeting.

Voting Securities

   Our voting securities consist of 8,797,154 shares of Class A Common Stock ("Class A Common") and 1,688,112 shares of Class B Common Stock ("Class B Common") which were outstanding on the Record Date. At the Annual Meeting, you may cast one vote for each share of Class A Common and 16 votes for each share of Class B Common you held of record on the Record Date on each director to be elected and on each other matter voted on by shareholders.

Voting Procedures; Votes Required for Approval

   In the election of directors, the 22 nominees receiving the highest numbers of votes will be elected. For Proposal 2 to be approved, a majority of the votes represented by shares present at the Annual Meeting, in person and by proxy, and entitled to be voted, must be cast in favor of approval. Abstentions and broker non-votes will have no effect in the voting for directors, but they will have the same effect as votes against Proposal 2. You may not vote cumulatively in the election of directors.

Beneficial Ownership of Voting Securities

   Principal Shareholders. The following table describes the beneficial ownership of our voting securities as of the Record Date by persons known by us to own, beneficially or of record, 5% or more of any class of our voting securities:

                                                       Beneficial Ownership
                                     --------------------------------------------------------
                                            Class A Common              Class B Common
                                     ---------------------------- ---------------------------
                                         Number       Percentage      Number      Percentage   Percentage of
Name and address of beneficial owner   of shares (1) of class (2)  of shares (1) of class (2) total votes (2)
------------------------------------   -----------   ------------ -------------- ------------ ---------------
       Carson H. Brice
         Raleigh, NC................     51,879 (3)       .59%     100,885 (3)      5.98%          4.65%
       Claire H. Bristow
         Columbia, SC...............     52,687 (3)       .60%     100,812 (3)      5.97%          4.65%
       Hope H. Connell
         Raleigh, NC................     58,068 (4)       .66%     111,097 (4)      6.58%          5.13%
       Frank B. Holding
         Smithfield, NC.............  2,526,593 (5)     28.72%     649,188 (5)      38.46%        36.07%
       Frank B. Holding, Jr.
         Raleigh, NC................     73,495 (3)       .84%     128,410 (3)      7.61%          5.94%
       Lewis R. Holding
         Lyford Cay, Bahamas........  1,421,621 (6)     16.16%     199,052 (6)      11.79%        12.87%
       Olivia B. Holding
         Raleigh, NC................     56,814 (3)       .65%     105,240 (3)      6.23%          4.86%
       North State Trustees
         Charlotte, NC..............    379,340 (7)      4.31%     528,172 (7)      31.29%        24.66%

--------
(1) Except as otherwise noted, and to the best of our knowledge, each named individual exercises sole voting and investment power with respect to all listed shares. Certain of the named individuals may be considered to exercise shared voting and investment power with respect to certain of the listed shares held jointly, by family members or other persons, or by corporations or other entities that they may be deemed to control, as follows: Mrs. Brice--5,200 shares of Class A Common and 1,250 shares of Class B Common; Mrs. Bristow--5,410 shares of Class A Common and 1,250 shares of Class B Common; Mrs. Connell--25,265 shares of Class A Common and 3,125 shares of Class B Common; Mr. F. Holding--509,008 shares of Class A Common and 105,869 shares of Class B Common; Mr. F. Holding, Jr.--5,400 shares of Class A Common and 1,225 shares of Class B Common; Mr. L. Holding--491,700 shares of Class A Common and 106,544 shares of Class B Common; and Ms. O. Holding--12,599 shares of Class A Common and 2,450 shares of Class B. Certain of the named individuals disclaim beneficial ownership of the following numbers of listed shares that are held by or for family members or other persons: Mrs. Bristow--1,645 shares of Class A Common and 19,650 shares of Class B Common; Mrs. Connell--3,846 shares of Class A Common and 11,250 shares of Class B Common; Mr. F. Holding--384,355 shares of Class A Common and 543,319 shares of Class B Common; Mr. F. Holding, Jr.--5,500 shares of Class A Common and 650 shares of Class B Common; and Mr. L. Holding--196,892 shares of Class A Common and 70,906 shares of Class B Common.

(2) "Percentage of class" reflects the listed shares as a percentage of the total number of outstanding shares of that class of stock. "Percentage of total votes" reflects the aggregate votes represented by the listed shares of both classes as a percentage of the aggregate votes represented by all outstanding shares of our voting securities.
(3) All listed shares also are shown as beneficially owned by Frank B. Holding.
(4) Includes an aggregate of 39,223 shares of Class A Common and 109,197 shares of Class B Common that also are shown as beneficially owned by Frank B. Holding, and an aggregate of 18,845 shares of Class A Common and 1,900 shares of Class B Common that also are shown as beneficially owned by Lewis
    R. Holding.
(5) Includes an aggregate of 472,855 shares of Class A Common and 104,644 shares of Class B Common that also are shown as beneficially owned by Lewis
    R. Holding, and an aggregate of 266,573 shares of Class A Common and 543,319 shares of Class B Common that also are shown as beneficially owned by Mr. Holding's adult children who are listed individually in the table.
(6) Includes an aggregate of 472,855 shares of Class A Common and 104,644 shares of Class B Common that also are shown as beneficially owned by Frank
    B. Holding, an aggregate of 18,845 shares of Class A Common and 1,900 shares of Class B Common that also are shown as beneficially owned by Hope
    H. Connell, and an aggregate of 122,800 shares of Class A Common and 58,300 shares of Class B Common that also are shown as beneficially owned by North State Trustees.
(7) Includes 256,540 shares of Class A Common and 469,872 shares of Class B Common held by North State Trustees--1990, 110,400 shares of Class A Common and 55,200 shares of Class B Common held by North State Trustees--1979, and 12,400 shares of Class A Common and 3,100 shares of Class B Common held by North State Trustees--1976, each of which trusts is for the benefit of Carmen Holding Ames, adult daughter of Lewis R. Holding. The six trustees for the three trusts, who may be deemed to have shared voting and investment power as to such shares, are George H. Broadrick, Carolyn S. Holding, John R. Jordan, Jr., C. Ronald Scheeler, David L. Ward, Jr., and James A. Weathers. Includes an aggregate of 122,800 shares of Class A Common and 58,300 shares of Class B Common that also are shown as beneficially owned by Lewis R. Holding.

      Management. The following table describes the beneficial ownership of our voting securities by our current directors, nominees for election as directors,and certain named executive officers, individually, and by all of our current directors and executive officers as a group.

                                                        Beneficial Ownership
                                     ---------------------------------------------------------
                                            Class A Common                Class B Common
                                     ----------------------------  ---------------------------
                                         Number        Percentage     Number        Percentage    Percentage of
        Name of beneficial owner      of shares (1)   of class (2) of shares (1)   of class (2)   total votes (2)
------------------------------------ --------------   ------------ -------------   ------------ -----------------
John M. Alexander, Jr...............          534          .01%            -0-           --               *
Carmen Holding Ames.................      147,929 (3)     1.68%         58,881 (3)     3.49%           3.04%
Victor E. Bell III..................       17,777          .20%          4,925          .29%            .27%
B. Irvin Boyle......................          700          .01%            175          .01%            .01%
George H. Broadrick.................       62,047          .71%          2,500          .15%            .29%
Joseph A. Cooper, Jr................          -0-           --             -0-           --              --
H. M. Craig III.....................          400          .01%            -0-           --               *
Betty M. Farnsworth.................        1,561          .02%            250          .01%            .02%
Lewis M. Fetterman..................       12,955          .15%          2,750          .16%            .16%
Frank B. Holding....................    2,526,593 (4)    28.72%        649,188 (4)    38.46%          36.07%
Frank B. Holding, Jr................       73,495 (5)      .84%        128,410 (5)     7.61%           5.94%
Lewis R. Holding....................    1,421,621 (6)    16.16%        199,052 (6)    11.79%          12.87%
Charles B. C. Holt..................        2,431          .03%            -0-           --             .01%
James B. Hyler, Jr..................        3,866          .04%            100          .01%            .02%
Gale D. Johnson.....................          481          .01%             50            *               *
Freeman R. Jones....................        4,000          .05%            250          .01%            .02%
Lucius S. Jones.....................        1,000          .01%            -0-           --               *
Joseph T. Maloney, Jr...............       22,452          .26%          5,400          .32%            .30%
J. Claude Mayo, Jr..................        1,100          .01%            -0-           --               *
Robert T. Newcomb...................          700          .01%            -0-            *               *
Lewis T. Nunnelee II................          600          .01%            450          .03%            .02%
Talbert O. Shaw.....................          119          .01%            -0-           --               *
R. C. Soles, Jr.....................       15,138          .17%            -0-           --             .04%
David L. Ward, Jr...................       20,350          .23%          8,388          .50%            .43%
All directors and executive officers
  as a group (34 persons)...........    3,649,061 (7)    41.48%        768,984 (7)    45.55%          44.55%

--------
(1) Except as otherwise noted, and to the best of our knowledge, individuals named and included in the group exercise sole voting and investment power with respect to all shares. Certain of the individuals named and included in the group may be considered to exercise shared voting and investment power with respect to certain of the listed shares held jointly, by family members or other persons, or by corporations or other entities that they may be deemed to control, as follows: Ms. Ames--122,800 shares of Class A Common and 58,300 shares of Class B Common; Mr. Bell--8,706 shares of Class A Common and 2,462 shares of Class B Common; Mr. F. Holding--509,008 shares of Class A Common and 105,869 shares of Class B Common; Mr. F. Holding, Jr.--5,400 shares of Class A Common and 1,225 shares of Class B Common; Mr.
    L. Holding--491,700 shares of Class A Common and 106,544 shares of Class B Common; and all individuals included in the group--1,138,273 shares of Class A Common and 274,400 shares of Class B Common. Certain of the individuals named and included in the group disclaim beneficial ownership of the following numbers of listed shares that are held by or for family members or other persons: Mr. Bell--518 shares of Class A Common; Mr. Broadrick--10,000 shares of Class A Common and 2,500 shares of Class B Common; Mrs. Farnsworth--100 shares of Class A Common; Mr. Fetterman--2,809 shares of Class A Common and 550 shares of Class B Common; Mr. F. Holding--384,355 shares of Class A Common and 543,319 shares of Class B Common; Mr. F. Holding, Jr.--5,500 shares of Class A Common and 650 shares of Class B Common; Mr. L. Holding--196,892 shares of Class A Common and 70,906 shares of Class B Common; Mr. Holt--465 shares of Class A Common; Mr. Mayo--100 shares of Class A Common; Mr. Ward--3,500 shares of Class A Common and 875 shares of Class B Common; and all individuals included in the group--618,825 shares of Class A Common and 604,460 shares of Class B Common.
(2) "Percentage of class" reflects the listed shares as a percentage of the total number of outstanding shares of that class of stock. "Percentage of total votes" reflects the aggregate votes represented by the listed shares of both classes as a percentage of the aggregate votes represented by all shares of BancShares' voting securities. An asterisk indicates less than .01%.
(3) All listed shares also are shown as beneficially owned by Lewis R. Holding.
(4) Includes an aggregate of 472,855 shares of Class A Common and 104,644 shares of Class B Common that also are shown as beneficially owned by Lewis
    R. Holding, and an aggregate of 73,495 shares of Class A Common and 128,410 shares of Class B Common that also are shown as beneficially owned by Frank B. Holding, Jr.
(5) All listed shares also are shown as beneficially owned by Frank B. Holding.
(6) Includes an aggregate of 147,929 shares of Class A Common and 58,881 shares of Class B Common that also are shown as beneficially owned by Carmen Holding Ames, and an aggregate of 472,855 shares of Class A Common and 104,644 shares of Class B Common that also are shown as beneficially owned by Frank B. Holding.
(7) As described above, certain shares are included in the beneficial ownership of each of Carmen Holding Ames, Frank B. Holding, Frank B. Holding, Jr., and Lewis R. Holding, but they are included only once in the shares listed for the group.

Section 16(a) Beneficial Ownership Reporting Compliance

   Our directors and executive officers are required by federal law to file reports with the Securities and Exchange Commission regarding the amounts of and changes in their beneficial ownership of our Class A Common and Class B Common. Based on our review of copies of those reports, our proxy statement each year is required to disclose failures to report shares beneficially owned or changes in beneficial ownership, and failures to timely file required reports, during the previous year. Except as described below, we currently are not aware of any required reports which were not filed, or which were filed late, during 2001. H. M. Craig III and Lewis R. Holding each inadvertently failed to file one report describing transactions in our stock during 2001. Mr. Craig's report covered five transactions over a period of nine days, and Mr. Holding's report covered a sale of shares effected in 30 transactions over a period of four days. Those reports have now been filed.

                      PROPOSAL 1:  ELECTION OF DIRECTORS

   Our Bylaws provide that our Board of Directors will consist of not less than five nor more than 30 members and authorize the Board to set and change the actual number of our directors from time to time within those limits. Our directors are elected each year at the Annual Meeting for terms of one year or until their respective successors have been duly elected and qualified.

   The number of directors currently is set at 22, and the persons named below have been nominated by our Board of Directors for election as directors at the Annual Meeting.

                             Positions with the      First
       Name and age             Bank and us       elected (1)   Principal occupation and business experience
-------------------------- ---------------------- ----------- ------------------------------------------------
John M. Alexander, Jr.            Director           1990     President, General Manager and Chief
        52                                                    Operating Officer, Cardinal International
                                                              Trucks, Inc. (truck dealer)
Carmen Holding Ames (2)(3)        Director           1996     Former assistant, Susan B. Bozeman Interior
        33                                                    Designs, Inc. (residential interior design);
                                                              previously, Office Manager, Interweb, Inc.
                                                              (website developer), and showroom salesperson,
                                                              Scalamandre, Inc. (decorative fabrics
                                                              manufacturing wholesaler)
Victor E. Bell III                  (4)               New     Chairman and President, Marjan, Ltd. (real
        45                                          nominee   estate investments)
George H. Broadrick (2)           Director           1975     Retired; our former President
        79
H. M. Craig III                   Director           1998     Vice President and director, Gaston County
        45                                                    Dyeing Machine Company (textile machinery
                                                              manufacturer)
Betty M. Farnsworth               Director           1985     Homemaker
        75
Lewis M. Fetterman                Director           1980     Chairman and Chief Executive Officer, Super
        80                                                    Soil Systems USA, Inc. (animal waste control);
                                                              President and owner, LMF Farms (swine
                                                              production)
Frank B. Holding (2)(3)        Executive Vice        1962     Our executive officer
        73                        Chairman
Frank B. Holding, Jr. (3)     President, Chief       1993     Our executive officer
        40                 Administrative Officer
Lewis R. Holding (3)         Chairman and Chief      1957     Our executive officer
        74                   Executive Officer
Charles B. C. Holt                Director           1995     Director (formerly President and Secretary/
        69                                                    Treasurer), Holt Oil Company, Inc. (wholesale
                                                              petroleum marketer)
James B. Hyler, Jr.          Vice Chairman and       1988     Our executive officer
        54                    Chief Operating
                                  Officer
Gale D. Johnson, M.D.             Director           1974     Retired surgeon; Director of Health Affairs,
        82                                                    Campbell University
Freeman R. Jones                  Director           1974     Retired; President, EFC Corporation (real
        75                                                    estate investments)
Lucius S. Jones                   Director           1994     President, Chief Executive Officer and owner,
        59                                                    United Realty & Construction Company, Inc.
                                                              (residential development and construction)
Joseph T. Maloney, Jr.            Director           1976     Retired; private investor
        72
J. Claude Mayo, Jr.               Director           1994     Retired; former principal, Mayo, Simmons &
        74                                                    Harris, Inc. (insurance agency)
Robert T. Newcomb                   (4)               New     Chairman and President, Newcomb and
        41                                          nominee   Company (mechanical contractors)
Lewis T. Nunnelee II              Director           1979     Chairman, Coastal Beverage Company,
        76                                                    Inc.(wholesale distributor)
Talbert O. Shaw, Ph.D.            Director           1993     President, Shaw University
       74
R. C. Soles, Jr.                  Director           1995     Attorney; senior partner, Soles, Phipps, Ray &
        67                                                    Prince (law firm); Senator, North Carolina State
                                                              Senate
David L. Ward, Jr.                Director           1971     Attorney; senior member, Ward and Smith, P.A.
        66                                                    (law firm)

--------
(1) "First elected" refers to the year in which each individual first became our director or a director of our predecessor, First Citizens Corporation, or, if elected prior to the formation of First Citizens Corporation in 1982, a director of the Bank.
(2) Certain of our directors also serve as directors of other publicly held companies. Carmen Holding Ames, George H. Broadrick, and Frank B. Holding serve as directors of First Citizens Bancorporation of South Carolina, Inc., Columbia, SC, and Frank B. Holding serves as a director of Southern BancShares (N.C.), Inc., Mount Olive, NC.
(3) Carmen Holding Ames is the daughter of Lewis R. Holding and the niece of Frank B. Holding. Frank B. Holding, Jr. is the son of Frank B. Holding and the nephew of Lewis R. Holding. Lewis R. Holding and Frank B. Holding are brothers.
(4) Victor E. Bell III and Robert T. Newcomb became directors of the Bank during 2002 and have been nominated for election to our Board at the Annual Meeting.

   Our Board of Directors recommends that you vote "FOR" each of the 22 nominees named above. The 22 nominees receiving the highest numbers of votes will be elected.

Director Compensation

   Each of our directors serves and is compensated as a director of the Bank. The Bank's and our Boards meet jointly, and directors do not receive any additional compensation for their services as our directors. Except as described below, each director (other than executive officers) receives an annual retainer of $12,000 and a fee of $600 per day for attendance at Board meetings and at meetings of committees held on a day other than in conjunction with a Board meeting. As executive officers, Lewis R. Holding, Frank B. Holding, James B. Hyler, Jr., and Frank B. Holding, Jr. receive no compensation for their services as directors. In addition to the above fees, certain of our directors receive other compensation from the Bank as described below.

   Since his retirement from active employment during 1987, George H. Broadrick has received payments of $4,778 per month pursuant to a separate agreement with the Bank under which he has agreed to provide certain consultation services and that he will not "compete" (as defined in the agreement) with the Bank. That agreement expires in June 2007.

   Betty M. Farnsworth, Charles B. C. Holt, Lucius S. Jones, and Joseph T. Maloney, Jr. serve on the Bank's local advisory boards in their respective communities and receive, in addition to the regular compensation described above, a fee of $125 for attendance at quarterly advisory board meetings.

Meetings and Committees of the Board of Directors

   Our Board of Directors held four regular meetings and one special meeting during 2001. All directors attended at least 75% of the aggregate number of meetings of the Board and any committees on which they served during their terms, with the exception of B. Irvin Boyle whose absences were due to illness.

   Our and the Bank's Boards of Directors have several standing committees, including an Audit Committee and a Salary Committee which are described below. Our Board does not have a standing nominating committee or any other committee performing an equivalent function.

Audit Committee

   Function. The Audit Committee is a joint committee of our and the Bank's Boards of Directors that acts under a written charter approved by the Boards. The Committee generally oversees the Bank's internal audit program, reviews reports of examinations by our and the Bank's regulators and, at least quarterly, reviews reports on the work of the Bank's Corporate Finance Department and Commercial Credit Administration Department. Subject to the approval of our Board of Directors, the Committee engages our independent accounting firm to conduct an annual audit of our consolidated financial statements each year, and it receives reports from, and reviews non-audit services proposed by management to be provided by, our independent public accountants. The Bank's General Auditor reports directly to the Committee as to all internal audit matters. He reports to the Bank's Chief Operating Officer as to all administrative matters. During 2001, the Committee met five times. A copy of the Audit Committee charter, as revised and readopted by the Boards of Directors during January 2002, is attached as Appendix A to this Proxy Statement.

   Members. The current members of the Audit Committee are David L. Ward, Jr. -- Chairman, John M. Alexander, Jr., H. M. Craig III, Betty M. Farnsworth, Charles B. C. Holt, and J. Claude Mayo, Jr. Except as described below, each member of the Committee is "independent" as that term is defined by the listing standards of The Nasdaq Stock Market on which our Class A Common is traded. As further described under the caption "Transactions with Related Parties" below, David L. Ward, Jr., is an attorney and the senior member of Ward and Smith, P.A., the law firm that serves as General Counsel to us and the Bank and that receives fees from us and the Bank for legal services it performs. Mr. Ward has extensive knowledge and experience in general banking matters and, as a result of his service since 1977 as a member of the Committee, in matters concerning the Committee. Our Board of Directors believes Mr. Ward is a valuable resource to the Committee and contributes to the continuity of its work, and that the relationship of his firm with us and the Bank does not affect his ability to exercise independent judgment as a director or Committee member. On that basis, our Board has determined that Mr. Ward's continued service is required in the best interests of our shareholders.

   Audit Committee Report. The Audit Committee has (i) reviewed and discussed our December 31, 2001, audited consolidated financial statements with management, (ii) discussed with our independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended,
(iii) received written disclosures and a letter from our independent accountants required by Independence Standards Board Standard No. 1, and (iv) discussed the independence of our independent accountants with the accountants. Based on the above reviews and discussions, the Committee recommended to our Board of Directors that the audited financial statements be included in our 2001 Annual Report on Form 10-K as filed with the Securities and Exchange Commission.

   Our management is responsible for our financial reporting process, including our system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is not the Committee's duty or its responsibility to conduct auditing or accounting reviews or procedures. Committee members are not our employees and are not, and they do not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Committee has relied, without independent verification, on management's representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States, and on the representations of our independent accountants included in their report on our financial statements. The Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions with management and the independent accountants do not guarantee that our financial statements are presented in accordance with generally accepted accounting principles, that the audit of our financial statements has been carried out in accordance with generally accepted auditing standards, or that our independent accountants are in fact "independent."

                             The Audit Committee:

 David L. Ward, Jr.        John M. Alexander, Jr.    H. M. Craig III
 Betty M. Farnsworth       Charles B. C. Holt        J. Claude Mayo, Jr.


Salary Committee

   Function. Our executive officers are compensated by the Bank for their services as its officers, and they receive no separate compensation from us. Therefore, while our Board of Directors does not have a compensation committee, the Bank's Board of Directors has a separate Salary Committee. That Committee provides overall guidance for the Bank's officer compensation programs and, in conjunction with management, makes recommendations to the Bank's Board with regard to proposed salaries and other forms of compensation. After receipt of the recommendations of the Committee, the Bank's Board makes all final decisions regarding executive compensation matters. Members of the Board of Directors who are executive officers abstain from participation in both the discussion of and the voting on those matters. The Committee met once during 2001.

   Members. The current members of the Salary Committee are Freeman R. Jones -- Chairman, Lewis M. Fetterman, and Lewis T. Nunnelee II.

   Salary Committee Report on Executive Compensation. The Bank's goal is to provide compensation that will enable it to attract and retain qualified and motivated individuals as executive officers. Currently, the Bank's executive compensation program includes only base salary and contributions to the individual accounts of all participating employees (including executive officers) under the Bank's Section 401(k) salary deferral plan. However, the Bank also provides retirement and other employee benefit and welfare plans customary for companies of its size, and it pays a limited number of cash bonuses for special recognition purposes or under business incentive programs.

   During 2001, the Committee made recommendations to the Bank's Board of Directors, and the Board made final decisions, regarding the amounts of the 2001 salaries of Lewis R. Holding, Frank B. Holding, James B. Hyler, Jr., and Frank B. Holding, Jr., and the maximum aggregate amount for 2001 merit increases in the salaries of the Bank's other officers and employees. With respect to the above executive officers, the Committee's recommendations were based on its evaluation of their individual levels of responsibility and performance and, in the case of Lewis Holding, his current leadership, direction, and historical importance in the development and growth of the Bank. With respect to the salaries of other executive officers, the Vice Chairman, with the consent of the Chairman, was directed by the Board to set 2001 salaries on an individual merit basis. The performance of individual executive officers and the Bank's financial performance generally were considered by the Committee in connection with the setting of salaries for 2001. However, that process and, thus, the setting of salaries largely are subjective and there are no specific formulae, objective criteria or other such mechanisms by which adjustments to the salary of each executive officer (including the executive officers named above) are tied empirically to his individual performance or to the Bank's financial performance. The amounts of contributions to the separate accounts of executive officers under the Bank's 401(k) plan were determined solely by the terms of that plan.

   Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the deductibility of annual compensation in excess of $1,000,000 paid to certain executive officers of public corporations. As none of the Bank's executive officers receive annual compensation approaching that amount, the Board of Directors has not yet adopted a policy with respect to Section 162(m).

                             The Salary Committee:

 Freeman R. Jones             Lewis M. Fetterman          Lewis T. Nunnelee II

Executive Officers

   Our and the Bank's current executive officers are as follows:

       Name and age                                    Positions with the Bank and us
--------------------------- ------------------------------------------------------------------------------------
Lewis R. Holding            Our and the Bank's Chairman and Chief Executive Officer
     74

Frank B. Holding            Our and the Bank's Executive Vice Chairman
     73

James B. Hyler, Jr.         Our and the Bank's Vice Chairman and Chief Operating Officer
     54

Frank B. Holding, Jr.       Our and the Bank's President and Chief Administrative Officer
     40

Kenneth A. Black            Our Vice President, Treasurer and Chief Financial Officer; Executive Vice President,
     49                       Treasurer and Chief Financial Officer of the Bank

Alexander G. MacFadyen, Jr. Our Secretary; Group Vice President and Secretary of the Bank
     60

Joseph A. Cooper, Jr.       Executive Vice President and Technology and Operations Executive of the Bank
     48

     Name and Age                                  Positions with the Bank and us
----------------------- ------------------------------------------------------------------------------------

John R. Francis, Jr.    Our Vice President; Executive Vice President of the Bank (Virginia and West Virginia
     48                   Regional Executive)

Wayne D. Duncan         Executive Vice President of the Bank (Retail Lending)
     60

William C. Orr          Executive Vice President and Chief Credit Officer of the Bank (Commercial Credit
     59                   Administration)

James M. Parker         Executive Vice President of the Bank (Eastern Regional Executive)
     59

Edward L. Willingham IV Executive Vice President of the Bank (Central Regional Executive)
     47

J. Allen Woodward       Executive Vice President of the Bank (Western Regional Executive)
     51

Richard H. Lane         Group Vice President and General Auditor of the Bank
     57

Jeffery L. Ward         Executive Vice President and Retail Segment Manager of the Bank
     41

Executive Compensation

   Cash Compensation. The following table shows cash and certain other compensation paid to or deferred by certain of our and the Bank's current executive officers for the years indicated. Our officers are compensated by the Bank for their services as its officers, and they receive no salaries or other separate compensation from us.

                          SUMMARY COMPENSATION TABLE

                                               Annual compensation
                                     ---------------------------------------
                                                              Other annual      All other
    Name and principal position Year   Salary (1)    Bonus  compensation (2) compensation (3)
------------------------------- ---- --------------- ------ ---------------- ----------------
Lewis R. Holding                2001        $691,740  $-0-           $-0-           $283,614
 Chairman of the Board and      2000         652,585  -0-             -0-            287,003
 Chief Executive Officer        1999         620,183  -0-             -0-            220,235

Frank B. Holding (4)            2001         691,740  -0-             -0-            270,277
 Executive Vice Chairman        2000         652,585  -0-             -0-            202,326

James B. Hyler, Jr.             2001         552,152  -0-             -0-              7,650
 Vice Chairman and              2000         514,811  -0-             -0-              7,650
 Chief Operating Officer        1999         481,635  -0-             -0-              7,200

Frank B. Holding, Jr.           2001         306,838  -0-             -0-              7,650
 President and                  2000         293,312 1,190            -0-              7,650
 Chief Administrative Officer   1999         276,785  -0-             -0-              7,200

Joseph A. Cooper, Jr.           2001         262,761  -0-             -0-              7,650
  Executive Vice President and  2000         246,153 15,000           -0-              7,650
  Technology and Operations     1999         227,013  -0-             -0-              7,200
  Executive

--------
(1) Includes amounts of salary deferred at the election of each named executive officer under the Bank's Section 401(k) plan.

(2) In addition to compensation paid in cash, our and the Bank's executive officers receive certain personal benefits. The value of those non-cash benefits received each year by each of the named executive officers did not exceed the lesser of $50,000 or 10% of his cash compensation.
(3) Except in the cases of Mr. L. Holding and Mr. F. Holding, the amounts for 2001 consist entirely of the Bank's matching contributions on behalf of each named executive officer under the Bank's Section 401(k) plan. The amounts shown for 2001 for Mr. L. Holding and Mr. F. Holding include $235,800 and $230,844, respectively, in distributions to them under the Bank's Pension Plan, $40,164 and $31,783, respectively, in distributions to them under the Bank's Section 401(k) plan, and matching contributions by the Bank of $7,650 for their respective accounts under the Section 401(k) plan. While each of them remains actively employed by the Bank, under federal law mandatory pension plan and Section 401(k) plan distributions began when they reached age 701/2.
(4) The Bank was reimbursed for portions of Mr. F. Holding's salary for 2001, 2000 and 1999 by First-Citizens Bank and Trust Company of South Carolina ($107,015, $100,106 and $99,555, respectively) and Southern Bank and Trust Company ($85,388, $79,875 and $79,436, respectively) pursuant to separate agreements between the Bank and those entities. (See "Transactions with Related Parties.")

   Pension Plan. The following table shows, for various numbers of years of service and levels of compensation, the estimated benefits payable to a participant at normal retirement age under the Bank's qualified defined benefit pension plan (the "Pension Plan") based on federal tax laws in effect on January 1, 2002.

                                       Years of service
  Final average --------------------------------------------------------------
  compensation  10 years 15 years 20 years 25 years 30 years 35 years 40 years
  ------------  -------- -------- -------- -------- -------- -------- --------
   $125,000..    20,706   31,059   41,412   51,766   62,119   72,472   79,972
    150,000..    25,331   37,997   50,662   63,328   75,994   88,659   97,659
    175,000..    29,956   44,934   59,912   74,891   89,869  104,847  115,347
    200,000..    31,425   47,138   62,850   78,563   94,275  109,988  120,964
    225,000..    31,425   47,138   62,850   78,563   94,275  109,988  120,964
    250,000..    31,425   47,138   62,850   78,563   94,275  109,988  120,964
    300,000..    31,425   47,138   62,850   78,563   94,275  109,988  120,964
    350,000..    31,425   47,138   62,850   78,563   94,275  109,988  120,964

   Benefits shown in the table are computed as straight life annuities beginning at age 65 and are not subject to a deduction for Social Security benefits or any other offset amount. Those benefits will be actuarially increased or decreased if benefit payments begin after or before age 65. A participant's annual compensation covered by the Pension Plan includes base salary, overtime and regular bonus. A participant's benefits are based on his or her years of service and "final average compensation," which is the participant's highest average covered compensation for any five consecutive years during his or her last ten complete calendar years as a Pension Plan participant. However, under current tax laws, $200,000 is the maximum amount of annual compensation for 2002 that can be included for purposes of calculating a participant's final average compensation, and the maximum annual benefit that may be paid to a retiring participant is $160,000. In the case of participants who begin receiving benefits before or after age 65, the maximum permitted benefit amount is actuarially adjusted. The maximum years of credited service which may be counted in calculating benefits under the Pension Plan is 40 years.

   The credited years of service and final average compensation, respectively, as of January 1, 2002, for each of the executive officers named in the Summary Compensation Table above are as follows: Lewis R. Holding -- 40 years and $219,224; Frank B. Holding -- 40 years and $219,224; James B. Hyler, Jr. -- 22 years and $164,000; Frank B. Holding, Jr. -- 18 years and $164,000; and Joseph
A. Cooper, Jr. -- 7 years and $164,000. Under federal law, mandatory pension plan distributions begin when a participant reaches age 701/2. While they remain actively employed by the Bank, Mr. L. Holding and Mr. F. Holding began receiving benefits under the Pension Plan during 2000 and 2001, respectively, when they reached age 701/2 and distributions to them became mandatory.

   Post-Retirement Consulting Agreements. The Bank is party to separate agreements with certain of its senior officers under which the Bank has agreed to make monthly payments to the officers for a period of ten years following their retirement at age 65 (or at such other age as is agreed upon between the Bank and an officer). In return for those payments, each officer has agreed to provide limited consultation services to, and not to "compete" (as defined in the agreements) against, the Bank during the payment period. If an officer dies prior to retirement, or during the payment period following retirement, the payments due under his or her agreement will be paid to the officer's designated beneficiary or estate. The amounts of monthly payments provided for in the agreements currently in effect between the Bank and each of the executive officers named in the Summary Compensation Table above are as follows: Lewis R. Holding -- $22,325;
Frank B. Holding -- $22,325; James B. Hyler, Jr. -- $16,999;
Frank B. Holding, Jr. --  $9,892; and Joseph A. Cooper, Jr. -- $5,354.

Performance Graph

   The following line graph compares the cumulative total shareholder return (the "CTSR") on our Class A Common Stock during the previous five years with the CTSR over the same measurement period of the Nasdaq -- U.S. index and the Nasdaq Banks index. Each line graph assumes that $100 was invested on December 31, 1996, and that dividends were reinvested in additional shares.

 Comparison of Five-Year Cumulative Total Shareholder Return among our Class A
            Common, the Nasdaq-US Index, and the Nasdaq Banks Index

                                          [CHART]

            Our Class A Common    Nasdaq-US    Nasdaq Banks
1996        $100                  $100        $100
1997         136                   122         167
1998         119                   173         166
1999          94                   321         160
2000         110                   193         182
2001         133                   153         197

Transactions with Related Parties

   The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with certain of its and our current directors, nominees for director, executive officers, principal shareholders, and their associates. All loans included in those transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time the loans were made for comparable transactions with other persons, and those loans did not involve more than the normal risk of collectibility or present other unfavorable features.

   The Bank is party to separate contracts (the "Services Contracts") with First-Citizens Bank and Trust Company of South Carolina, Columbia, South Carolina ("FCB/SC"), Southern Bank and Trust Company, Mount Olive, North Carolina ("Southern"), The Fidelity Bank, Fuquay-Varina, North Carolina ("Fidelity"), and The Heritage Bank, Lucama, North Carolina ("Heritage"). Under the Services Contracts, the Bank provides to each of those banks and their parent holding companies various services, including without limitation data and item processing services, securities portfolio management services, courier services, management consulting services (including, in the case of FCB/SC and Southern, the services of Frank B. Holding as director), and services as trustee for each bank's pension plan and Section 401(k) plan. Aggregate fees paid by those banks to the Bank for all those services during 2001 totaled approximately $10,870,000 for FCB/SC, $2,768,000 for Southern, $3,177,000 for Fidelity, and $739,000 for Heritage. Of the payments made by FCB/SC and Southern, $107,015 and $85,388, respectively, represented reimbursement to the Bank for a portion of Mr. Holding's salary paid by the Bank. Mr. Holding receives no salary, directors fees, or other compensation directly from FCB/SC or Southern for his services. Also during 2001, the Bank and one of its subsidiaries purchased from Southern an aggregate of $3.1 million in credit card accounts. Frank B. Holding and Lewis R. Holding, who are our directors, executive officers, and principal shareholders, also are principal shareholders of the parent holding companies of FCB/SC, Southern, Fidelity, and Heritage. The Services Contracts and the purchase of credit card accounts each was negotiated at arms-length and was approved by the Bank's Board of Directors.

   David L. Ward, Jr., one of our directors, is the senior member of Ward and Smith, P.A., the law firm that served as General Counsel to us and the Bank during 2001 and that continues to serve in that capacity during 2002. During 2001, an aggregate of $3,476,190 was paid to that firm for its services.

             PROPOSAL 2:  RATIFICATION OF INDEPENDENT ACCOUNTANTS

Appointment of Independent Accountants

   Our current independent accounting firm, KPMG LLP, has been reappointed by our Board of Directors to serve as our independent accountants for 2002, and a proposal to ratify that appointment will be submitted for voting by our shareholders at the Annual Meeting. Representatives of KPMG LLP are expected to attend the Annual Meeting and be available to respond to appropriate questions, and they will have the opportunity to make a statement if they desire to do so.

   Our Board of Directors recommends that you vote "FOR" Proposal 2. To be approved, a majority of the votes represented by shares present at the Annual Meeting, in person or by proxy, and entitled to be voted, must be cast in favor of Proposal 2.

Services and Fees During 2001

   As our independent accountants for 2001, KPMG LLP provided various audit and non-audit services for which we and our subsidiaries were billed for fees as further described below. Our Audit Committee has considered whether KPMG LLP's provision of non-audit services is compatible with maintaining its independence. The Committee believes that those services do not affect KPMG LLP's independence.

   Audit Fees. KPMG LLP audited our annual consolidated financial statements for the year ended December 31, 2001, that are included in our 2001 Annual Report on Form 10-K, and, during 2001, it reviewed the condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q. The aggregate amount of fees for those services was $275,000.

   Financial Information Systems Design and Implementation Fees. During 2001, KPMG LLP did not provide any services related to financial information systems design and implementation.

   All Other Fees. In addition to the audit services described above, during 2001 KPMG LLP provided other services to us and our subsidiaries for which the aggregate amount of fees was $443,600. Those fees included $60,350 for tax compliance and consulting services and $383,250 for various audit-related services, including audits of the Bank's twelve common trust funds, accounting services in connection with our issuance of capital securities, audits of the financial statements of two employee benefit plans, preparation of various internal control reports, and audits of three of our subsidiaries.

                       PROPOSALS FOR 2003 ANNUAL MEETING

   Any shareholder proposal that is intended to be presented for action at our 2003 Annual Meeting must be received by us in writing at our main office in Raleigh, North Carolina, no later than November 18, 2002, to be considered timely received for inclusion in the proxy statement and form of appointment of proxy that we will distribute in connection with that meeting. In order to be included in our proxy materials for a particular meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value of shares of our stock entitled to be voted on that proposal at the meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. Also, the proposal and the shareholder submitting it must comply with certain other eligibility and procedural requirements contained in rules of the Securities and Exchange Commission.

   Under our Bylaws, written notice of a shareholder proposal intended to be presented at our 2003 Annual Meeting but which is not intended to be included in our proxy statement and form of appointment of proxy, or of a shareholder's intent to nominate a person for election as a director at our 2003 Annual Meeting, must be received by us at our main office in Raleigh, North Carolina, no earlier than December 18, 2002, and no later than February 1, 2003, in order for that proposal or nomination to be brought before that Annual Meeting. The same notice requirements apply in the case of a shareholder proposal other than a nomination in order for that proposal to be considered timely received for purposes of the Proxies' discretionary authority to vote on other matters presented for action by shareholders at our 2003 Annual Meeting. However, if, following our 2002 Annual Meeting, our Board of Directors increases the number of our directors, thereby creating an unfilled vacancy that will be filled at our 2003 Annual Meeting, and there is no public announcement naming the nominee to fill the vacancy at least 100 days prior to the first anniversary of our 2002 Annual Meeting, then a shareholder's written notice of a nomination to fill the vacancy will be treated as timely if it is received by us not later than the close of business on the tenth day following the day on which our public notice actually is given. To be effective, notices of shareholder proposals or nominations are required to contain certain information specified in our Bylaws. Shareholder proposals or nominations not made as provided in our Bylaws will not be considered at Annual Meetings.

                            ADDITIONAL INFORMATION

   We are subject to the reporting requirements of the Securities Exchange Act of 1934 and we file reports and other information, including proxy statements, annual reports, and quarterly reports, with the Securities and Exchange Commission.

   A copy of our 2001 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, accompanies this Proxy Statement.

                                                                     Appendix A

                        FIRST CITIZENS BANCSHARES, INC.
                      FIRST-CITIZENS BANK & TRUST COMPANY
                             ATLANTIC STATES BANK
                  FIRST-CITIZENS BANK, A VIRGINIA CORPORATION

           CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                               January 28, 2002

Audit Committee Purpose

   The Audit Committee of the Board of Directors of First Citizens BancShares, Inc., of First-Citizens Bank & Trust Company, and of specified subsidiaries of both entities and their successors (Atlantic States Bank and First Citizens Bank, A Virginia Corporation) ("Audit Committee") shall be appointed by the Board of Directors of First Citizens BancShares, Inc. and of First-Citizens Bank & Trust Company, respectively to assist the Board of Directors of First Citizens BancShares, Inc., of First-Citizens Bank & Trust Company, and of specified subsidiaries of both entities (Atlantic States Bank and First Citizens Bank, A Virginia Corporation) ("Board") in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

(a) Monitor the integrity of the financial reporting process and systems of internal controls of First Citizens BancShares, Inc., of First-Citizens Bank & Trust Company, and of specified subsidiaries of both entities and their successors (Atlantic States Bank and First Citizens Bank, A Virginia Corporation) ("Companies") regarding finance, accounting, and legal compliance;

(b) Monitor the independence and performance of the independent accountants and oversee the internal Audit Department of the Companies; and

(c) Provide an avenue of communication among the independent accountants, management, and the internal Audit Department, and the Board.

   The Audit Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities and have direct access to the independent accountants as well as anyone in the organizations. The Audit Committee shall have the ability to retain, at its discretion without prior permission, its own outside counsel and any other special legal, accounting, or other consultants or experts it deems necessary, and is authorized to direct the Companies to pay reasonable compensation for such services at the Companies' expense.

Composition and Meetings

   The Audit Committee of the Board shall consist of not less than three nor more than seven directors of First Citizens BancShares, Inc. and of First-Citizens Bank & Trust Company. The members shall comply with the requirements for membership of the National Association of Securities Dealers, Inc. ("NASD"), the Securities and Exchange Commission ("SEC"), and the Federal Deposit Insurance Corporation ("FDIC"), such determination being made by the Board of Directors of First Citizens BancShares, Inc. and of First-Citizens Bank & Trust Company, respectively.

   All members shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the Audit Committee shall have accounting or financial management expertise as defined by the NASD. At least two members of the Audit Committee shall have banking or related financial management expertise as defined by the FDIC. These determinations shall be made by the Board of Directors of First Citizens BancShares, Inc. and of First-Citizens Bank & Trust Company, respectively.

   The members of the Audit Committee shall be elected by the Board of Directors of First Citizens BancShares, Inc. and of First-Citizens Bank & Trust Company, respectively for a term of one year or until his/her successor shall be elected, whichever is longer, provided said term shall end if the said Director shall die, resign, no longer be a Director or be ineligible to continue as a member of said Audit Committee. As a part of the election process, the Board shall determine the eligibility of all Audit Committee members. The Chairman of the Audit Committee shall be designated by the Board in the election process. The Audit Committee shall select its Secretary and shall maintain minutes and other relevant records of their meetings and decisions.

   The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee shall meet privately in executive session at least annually with the independent accountants, the senior internal audit executive, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed.

Responsibilities and Duties

   Review Procedures. The Audit Committee shall review and reassess the adequacy of the Charter at least annually, submit the charter to the Board of Directors of First Citizens BancShares, Inc. for approval, and have the document published at least every three years in accordance with SEC regulations.

   The Audit Committee shall review with management and the independent public accountants the annual audited financial statements prior to filing or distribution. The review should include discussion with management and independent accountants of significant issues regarding accounting principles, practices and judgements.

   In consultation with management, the independent accountants, and the Audit Department, the Audit Committee shall consider the integrity of the financial reporting processes and controls, discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures, and review significant findings prepared by the independent accountants and the internal Audit Department together with management's responses, where appropriate.

   The Audit Committee shall review with management and the independent public accountants management's report on its responsibilities for and assessment of the effectiveness of the internal control structure over financial reporting and compliance with safety and soundness laws and regulations as designated by the FDIC.

   The Audit Committee shall review, to the extent it deems appropriate, the supervisory examination reports of state and federal agencies and consideration given or corrective action taken by management to such reports.

   The Audit Committee shall be promptly notified of any suspicious activity report appropriately filed and shall review, to the extent it deems appropriate, any such reports.

   Independent Accountants.   The independent accountants are ultimately
accountable to the Audit Committee and the Board. The Audit Committee shall review the independence, and performance of the independent accountants and annually recommend to the Board of Directors of First Citizens BancShares, Inc. the appointment of the independent accountants or approve any discharge of the independent accountants when circumstances warrant.

   The Audit Committee shall approve the fees and other significant compensation to be paid to the independent accountants, including but not limited to, pre-approval of all non-audit services being provided by the independent public accountants.

   On an annual basis, the Audit Committee shall review and discuss with the independent accountants all significant relationships they have with the Companies that could impair the independent accountants' independence. The Audit Committee shall review and discuss with the independent accountants the independent accountant's independence and their written disclosures on independence in accordance with Independent Standards Board Standard No. 1.

   The Audit Committee shall review the independent accountants' audit plan--discuss scope, staffing, locations, reliance upon management and the Audit Department, and general audit approach.

   Prior to releasing the year-end earnings, the Audit Committee shall discuss the results of the audit with the independent accountants and discuss certain matters required to be communicated to audit committees in accordance with SAS 61.

   The Audit Committee shall consider the independent accountants' judgments about the quality of the accounting principles as applied in the financial reporting of the Companies.

   Internal Audit Department. The Audit Committee shall provide substantive oversight of the Audit Department with final determination after consultation and input from Executive Management through the Chief Operating Officer:

(a) Annual audit plan, and

(b) Significant changes to the annual audit plan.

   The Audit Committee shall provide avenue of communication among the Board of Directors, independent public accountants, management, and Audit Department.

   The Audit Committee shall encourage communication with Executive Management through the Chief Operating Officer as to all matters relative to risk management, internal controls, desired initiatives and all other matters relating to the General Auditor and the Audit Department.

   Executive Management shall provide administrative oversight of the Audit Department after consultation and input from the Audit Committee:

(a) Appointment, performance and replacement of the General Auditor including but not limited to appraisals and salary;

(b) Annual budget; and

(c) Establish the Chief Operating Officer as a person to whom the General Auditor reports administratively.

   The Audit Department must maintain its independence and remain uncompromised with respect to reviewing internal accounting controls and the financial process within the entity. To support the Audit Department independence, the Audit Committee is mandated to receive, review, and approve reports on those administrative activities delegated to the Chief Operating Officer.

   Other Responsibilities. The Audit Committee shall annually prepare a report to shareholders as required by the SEC and include said report in the annual Proxy Statement.

   On at least an annual basis, the Audit Committee shall review with the counsel of the Companies, any legal matters that could have a significant impact on the organization's financial statements, compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

   The Audit Committee shall perform any other activities consistent with its Charter and governing law, as the Audit Committee or the Board deem necessary or appropriate.

   The Audit Committee shall maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

   Executive Management Responsibilities.   Executive Management shall be
responsible for design, implementation and effective enforcement of effective entity wide system of internal controls including internal audit.

   Executive Management shall be responsible for establishing, ensuring and reinforcing importance of effective entity wide system of operating internal controls as essential part of Executive Management's ownership and responsibility for risk control and the importance of internal control throughout the institution.

[LOGO] FIRST CITIZENS
       BANCSHARES

March 18, 2002

Dear Shareholder:

I am pleased to present First Citizens BancShares' 2002 Proxy and the 2001 Annual Report.

In the enclosed materials, you'll learn about our many major accomplishments and strategic objectives in 2001:

..   Our financial condition remains strong during these difficult economic times because of our sound business practices.

..   We enhanced our delivery channels to give our customers more convenient choices and to develop new business.

..   We launched an internal drive focusing on customer service that will help us expand relationships, increase market share and improve profitability.

In 2001, we also laid the groundwork for an external branding campaign that debuted this year. On the other side of this statement you will learn more about this important initiative.

First Citizens is a strong and flexible company. We will continue to build value, attract new customers and remain the best bank for you and for all of the people in our markets.

Sincerely,
/s/ Lewis R. Holding
Lewis R. Holding
Chairman of the Board
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
             (down triangle) FOLD AND DETACH HERE (down triangle)

                        FIRST CITIZENS BANCSHARES, INC.
                             Post Office Box 27131
                      Raleigh, North Carolina 27611-7131

             APPOINTMENT OF PROXY SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints George H. Broadrick, Lewis R. Holding, Frank B. Holding, James B. Hyler, Jr., Frank B. Holding, Jr., Lewis T. Nunnelee II, and David L. Ward, Jr. (the "Proxies"), or any substitute appointed by them, as the undersigned's attorneys and proxies, and authorizes each of them, jointly and severally, to represent and vote as directed below all outstanding shares of the Class A Common Stock and/or Class B Common Stock of First Citizens BancShares, Inc. ("BancShares") held of record by the undersigned on March 7, 2002, at the Annual Meeting of BancShares' shareholders (the "Annual Meeting") to be held in the main office of First-Citizens Bank & Trust Company located at 239 Fayetteville Street Mall, Raleigh, North Carolina, at 1:00 p.m. on April 22, 2002, or any adjournments of the Annual Meeting. The undersigned directs that the shares represented by this appointment of proxy be voted as follows:

1. Election of Directors: [_] FOR all nominees listed below (except as [_] WITHHOLD AUTHORITY to vote
                              marked to the contrary below)                for all nominees listed below

Nominees: J. M. Alexander, Jr.; C. H. Ames; V. E. Bell III; G. H. Broadrick; H.
          M. Craig III; B. M. Farnsworth; L. M. Fetterman; F. B. Holding; F. B. Holding, Jr.; L. R. Holding; C. B. C. Holt; J. B. Hyler, Jr.; G. D. Johnson; F. R. Jones; L. S. Jones; J. T. Maloney, Jr.; J. C. Mayo, Jr.; R. T. Newcomb; L. T. Nunnelee II; T. O. Shaw; R. C. Soles, Jr.; and D. L. Ward, Jr.
Instruction: To withhold authority to vote for any nominee, write that nominee's name on the line below.

       -------------------------------------------------------------------------
2. Ratification of Appointment of Independent Accountants: Proposal to ratify the appointment of KPMG LLP as BancShares' independent public accountants for 2002.
               [_] FOR          [_] AGAINST          [_] ABSTAIN

3. Other Business: On any other matter properly presented for action by shareholders at the Annual Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgment.

 Please date and sign this appointment of proxy on the reverse side and return it to BancShares in the envelope provided.

       [LOGO]
       Do something amazing

       First Citizens' new branding campaign articulates a
       powerful message that we are sending throughout
       our markets with compelling ads like the one pictured
       on this page. The "Do Something Amazing" concept
       will build brand awareness of First Citizens-the
       bank that cares about its customers and delivers
       top-quality service. We want people to know
       that a relationship with First Citizens can help
       transform their goals into amazing achievements.
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
             (down triangle) FOLD AND DETACH HERE (down triangle)

I (we) direct that the shares represented by this appointment of proxy be voted as instructed above. In the absence of any instruction, those shares may be voted "FOR" the election of each nominee for director named in Proposal 1 and "FOR" Proposal 2. If, at or before the time of the Annual Meeting, any nominee listed in Proposal 1 has become unable or unwilling to serve as a director for any reason, the Proxies are authorized to vote for a substitute nominee named by the Board of Directors. On any other matter that may properly be presented for action at the Annual Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgment. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Annual Meeting by filing with BancShares' Secretary a written instrument revoking it or an executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing an intention to vote in person.

       Dated __________________________________________________________ , 2002

       __________________________________________________________________ (SEAL)
       (Signature)

       __________________________________________________________________ (SEAL)
       (Signature if held jointly)

       Instruction: Please date and sign exactly as name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

IMPORTANT: To ensure that your shares are represented and that a quorum is present at the Annual Meeting, please sign and return your appointment of proxy whether or not you plan to attend the meeting.